TRUSTEES AND OFFICERS
Philip W. Coolidge*, President
H. B. Alvord
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
C. Oscar Morong, Jr.
Donald B. Otis
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Thomas M. Lenz*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

---------------------------------------- |--|----------------------------------

INVESTMENT ADVISER
(OF BALANCED PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043
ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679
TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110
CUSTODIAN
Investors Bank and Trust Company
One Lincoln Plaza, Boston, MA 02111
AUDITORS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110
LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

---------------------------------------- |--|----------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

EQ/BL/A/95    Printed on Recycled Paper [logo]


LANDMARK(SM) FUNDS
     Advised by Citibank, N.A.


LANDMARK
BALANCED FUND


 ANNUAL
 REPORT
 December 31, 1995

--------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

     1995 was an excellent year for the U.S. stock and bond markets. Contrary to many investors' expectations at the end of 1994, this year was characterized by modest economic growth, low inflation and declining interest rates. This combination of economic influences was a recipe for above-average gains in the financial markets, and investors who exercised patience and discipline during 1994's difficult market conditions reaped the rewards provided by stronger markets in 1995.

     The Landmark Funds' investment adviser, Citibank, N.A., manages the Landmark Balanced Fund to earn high current income by investing in a broad range of securities, to preserve capital and to provide growth potential with reduced risk. Through its investment in Balanced Portfolio, the Fund invests in a broadly diversified portfolio of income-producing securities, including common and preferred stocks and bonds.

     As of December 29, 1995, Portfolio Manager Dwight Hyde has retired from Citibank. We are pleased to announce that his management duties for the Portfolio's equity component have been assumed by Grant Hobson and Richard Goldman, both of whom are experienced investment managers and longstanding members of Mr. Hyde's equity management team. The fixed-income portion of the Portfolio continues to be managed by Mark Lindbloom. We wish Dwight the very best in his retirement, and we congratulate Grant and Rich on their new responsibilities.

     This Annual Report reviews the Portfolio's investment activities and performance and provides a summary of Citibank's perspective on and outlook for the U.S. financial markets. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation. We look forward to serving you in the months and years ahead.


/s/ Philip W. Coolidge
Philip W. Coolidge
President
     January 20, 1996


--------------------------------------------------------------------------------
Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested

--------------------------------------------------------------------------------
TABLE OF CONTENTS
1    Letter to Shareholders
--------------------------------------------------------------------------------
     Market Environment
2    Fund Snapshot
     Fund Quotes
--------------------------------------------------------------------------------
3    Portfolio Managers
     The Portfolio Managers Respond
--------------------------------------------------------------------------------
4    Strategy and Outlook
     Balanced Portfolio by the Numbers
--------------------------------------------------------------------------------
5    Fund Data
     Performance Highlights

LANDMARK BALANCED FUND
--------------------------------------------------------------------------------
6    Statement of Assets and Liabilities
     Statement of Operations
--------------------------------------------------------------------------------
7    Statement of Changes in Net Assets
--------------------------------------------------------------------------------
8    Financial Highlights
--------------------------------------------------------------------------------
9    Notes to Financial Statements
--------------------------------------------------------------------------------
10   Independent Auditors' Report
--------------------------------------------------------------------------------

BALANCED PORTFOLIO
--------------------------------------------------------------------------------
12   Portfolio of Investments
--------------------------------------------------------------------------------
15   Statement of Assets and Liabilities
     Statement of Operations
--------------------------------------------------------------------------------
16   Statement of Changes in Net Assets
     Financial Highlights
--------------------------------------------------------------------------------
17   Notes to Financial Statements
--------------------------------------------------------------------------------
19   Independent Auditors' Report

--------------------------------------------------------------------------------
 MARKET ENVIRONMENT

     As 1995 began, most investors in the U.S. stock and bond markets were cautious in an environment of rising interest rates and declining security prices. The Federal Reserve increased key short-term interest rates six times in 1994 and once again in February, 1995, in an effort to rein in a strong economy and prevent an acceleration of inflation.

     By Spring it was apparent that the Federal Reserve's tight monetary policy had caused the economy to slow down. As the rate of economic growth moderated, investors' fears of inflation diminished. Accordingly, yields on fixed-income investments declined rapidly as investors became convinced that the Federal Reserve would begin to lower interest rates in order to avoid the possibility of a recession. Lower interest rates drove equity valuations higher, producing a strong rally in the stocks of high-quality companies.

    These economic conditions proved to be quite positive for both stocks and bonds. Lower interest rates, benign inflation and increased demand for U.S. securities from domestic and overseas investors produced above-average bond market returns at the same time that broad measures of stock market performance set several new records during the year.


--------------------------------------------------------------------------------


FUND SNAPSHOT

COMMENCEMENT OF OPERATIONS
October 19, 1990

NET ASSETS AS OF 12/31/95
$246.0 million

FUND OBJECTIVE
To earn high current income by investing in a broad range of securities, to preserve capital and to provide growth potential with reduced risk.

DIVIDENDS
Paid quarterly, if any

CAPITAL GAINS
Distributed annually, if any

BENCHMARKS
o Standard & Poor's 500 Index
o Lehman Government/Corporate Bond Index
o Lipper Balanced Funds Average

INVESTMENT ADVISER,
BALANCED PORTFOLIO
Citibank, N.A.


--------------------------------------------------------------------------------
 FUND QUOTES FROM THE PORTFOLIO MANAGERS

"1995's bond market was fantastic, more similar to the market we saw in `93 than the one we saw in `94."

"We do not take excessive risks and we want to minimize volatility as much as possible."

"It's been an excellent year for the stock market: lower interest rates, low inflation, good earnings and funds flowing into equities as people plan for long-term goals."

--------------------------------------------------------------------------------
 PORTFOLIO MANAGERS

GRANT HOBSON
Vice President, Citibank, N.A.

RICHARD GOLDMAN
Vice President, Citibank, N.A.

MARK LINDBLOOM
Vice President, Citibank, N.A.

Grant D. Hobson, Richard Goldman and Mark Lindbloom are the managers of the Balanced Fund. Mr. Hobson and Mr. Goldman manage the equity portion of the portfolio. Mr. Hobson is responsible for managing U.S. equity portfolios for trust and pension accounts of Citibank Global Asset Management and currently manages more than $1 billion of total assets at Citibank. Prior to joining Citibank in 1993, Mr. Hobson was a Sector Portfolio Manager for Axe Houghton, formerly a division of USF&G, where he was responsible for equity investments for pension accounts and mutual funds. Mr. Goldman is responsible for managing approximately $600 million of total assets and for quantitative equity research for the U.S. institutional business of Citibank Global Asset Management. He joined Citicorp's Investment Management Division in 1985 and from 1988 to 1994 was responsible for running Citicorp's Institutional Investor Relations Department. Mr. Lindbloom manages the fixed income portion of the portfolio. He came to Citibank in 1986 from Brown Brothers Harriman & Co., where he managed fixed income assets for discretionary corporate portfolios.


--------------------------------------------------------------------------------
 THE PORTFOLIO MANAGERS RESPOND

     The fixed-income portion of the Portfolio was managed through changes in average duration, a measure of the Portfolio's sensitivity to interest rate changes, and through sector rotation, changes in the amount invested in different areas of the bond market. As the year began, we maintained a longer-than-average duration in order to realize greater appreciation of Portfolio holdings and to capture higher yields for a longer period as interest rates fell. When it appeared at mid-year that most bond market gains were behind us, we reduced the Portfolio's duration to the neutral range. Similarly, the majority of the Portfolio's assets were invested in U.S. Treasury securities during the year to avoid the risks associated with mortgage-backed securities when interest rates decline. As the year progressed, we gradually increased our exposure to mortgage backed securities to capture the higher yields they provide.

     In the equity portion of the Portfolio, we focused on well established growth companies with strong cash flows, seasoned management teams and reasonable valuations. While out of favor early in the year, this approach paid off later as market leadership shifted to large, well managed growth companies. For example, we maintained diversified positions in the health care industry, a sector that offered excellent values as the year began and performed quite well in the second half of the year. We also favored consumer companies with growing worldwide markets as well as companies that are expected to benefit from the outsourcing of corporate services and data processing.


--------------------------------------------------------------------------------
 STRATEGY AND OUTLOOK

     Our long-term outlook for stocks and bonds is positive. In light of recent data suggesting economic weakness, we believe that interest rates will continue to decline modestly, the rate of inflation will remain relatively low and investors in the U.S. and overseas will continue to find U.S. investments attractive. In addition, progress in Washington toward a balanced federal budget should influence the markets positively.

     However, 1996 probably will not produce the magnitude of returns we saw in 1995. In the bond market, interest rate declines should be more limited than they were in 1995. And as slower economic growth restrains the recent rise in corporate earnings, it is possible that the stock market could experience a temporary correction. In our view, any such declines should be viewed as opportunities to buy well managed companies at attractive prices. Whatever the future brings, we will continue to actively manage your investment to generate competitive levels of income, preserve capital and take advantage of the potential for long-term growth.


 BALANCED PORTFOLIO
--------------------------------------------------------------------------------
 By The Numbers


TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO
(As of 12/31/95)
--------------------------------------------------------------------------------

NAME                         INDUSTRY SECTOR           % OF NET ASSETS
Johnson & Johnson      Health Services/Technology           1.67%
American Express   Electronics/Technological Services       1.65%
Pfizer Inc.            Health Services/Technology           1.60%
McDonald's Corp.            Consumer Services               1.54%
Xerox Corp.              Producer Manufacturing             1.44%
GTE Corp.                       Utilities                   1.43%
Royal Dutch Petroleum Co. ADRsEnergy/Minerals               1.42%
General Electric Co.     Producer Manufacturing             1.39%
PepsiCo Inc.              Consumer Non-Durables             1.39%
Kerr-McGee Corp              Energy/Minerals                1.37%


CHANGES IN PORTFOLIO ASSET ALLOCATION
Portfolio of investments as of 12/31/95

CASH/SHORT TERM/OTHER     4%
STOCKS                   51%
TREASURIES               29%
OTHER BONDS              16%

 ...Compared to 12/31/94

CASH/SHORT TERM/OTHER     5%
STOCKS                   56%
TREASURIES               19%
OTHER BONDS              20%

--------------------------------------------------------------------------------
 FUND DATA  All Periods Ended December 31, 1995

                                                                                    TOTAL RETURNS
                                                                      --------------------------------------
                                                                                                    SINCE
                                                                        ONE            FIVE         10/19/90
                                                                        YEAR          YEARS*      INCEPTION*
                                                                      --------       --------     ----------
Landmark Balanced Fund without Sales Charge................            22.66%         12.53%        13.29%
Lipper Balanced Funds Average..............................            25.16%         13.04%        13.55%+
Standard & Poor's 500 Index................................            37.53%         16.56%        18.06%+
Lehman Government/Corporate Bond Index.....................            19.24%         9.80%         10.16%+
Landmark Balanced Fund with Maximum Sales Charge of 4.75%..            16.84%         11.44%        12.24%

*  Average Annual Total Return.
+  From 10/31/90

30-Day SEC Yield              2.98%
Income Dividends Per Share   $0.495
Capital Gain Distribution    $0.341

IMPORTANT TAX INFORMATION
The Fund designates for income tax purposes $2,738,721 of its capital gains distributions as long term capital gains.
Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.


--------------------------------------------------------------------------------
 PERFORMANCE HIGHLIGHTS

A $10,000 investment in the Fund made on inception date would have grown to $18,235 with sales charge (as of 12/31/95). The graph shows how the Fund compares to our benchmarks for the period October 31, 1990 to December 31, 1995.

The graph includes the initial sales charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

                                                LANDMARK BALANCED

                      Landmark       Landmark                                   Lehman
                      Balanced       Balanced       Lipper                    Government/
                      Without          With        Balanced      S&P 500      Corporate
                       Sales          Sales         Funds         Index       Bond Index     Balanced
                       Charge         Charge       Average     (Unmanaged)    (Unmanaged)    Composite
                      $10,000         $9,525
    Oct-90             $9,826         $9,359       $10,000       $10,000        $10,000       $10,000
    Nov-90            $10,369         $9,877       $10,435       $10,646        $10,133       $10,475
    Dec-90            $10,609        $10,106       $10,677       $10,943        $10,354       $10,713
    Jan-91            $11,105        $10,578       $11,034       $11,420        $10,510       $11,042
    Feb-91            $11,673        $11,119       $11,520       $12,237        $10,628       $11,553
    Mar-91            $11,816        $11,255       $11,724       $12,533        $10,719       $11,753
    Apr-91            $11,827        $11,265       $11,752       $12,563        $10,793       $11,824
    May-91            $12,264        $11,681       $12,098       $13,104        $10,917       $12,152
    Jun-91            $11,837        $11,275       $11,725       $12,504        $10,969       $11,813
    Jul-91            $12,403        $11,814       $12,122       $13,087        $10,957       $12,203
    Aug-91            $12,886        $12,274       $12,433       $13,397        $11,095       $12,488
    Sep-91            $12,713        $12,109       $12,449       $13,173        $11,350       $12,468
    Oct-91            $12,945        $12,330       $12,632       $13,350        $11,587       $12,612
    Nov-91            $12,723        $12,119       $12,353       $12,812        $11,690       $12,358
    Dec-91            $13,751        $13,098       $13,357       $14,277        $11,807       $13,372
    Jan-92            $13,496        $12,855       $13,241       $14,012        $12,205       $13,144
    Feb-92            $13,698        $13,048       $13,400       $14,194        $12,024       $13,274
    Mar-92            $13,530        $12,887       $13,202       $13,917        $12,088       $13,090
    Apr-92            $13,583        $12,938       $13,322       $14,326        $12,022       $13,352
    May-92            $13,658        $13,009       $13,460       $14,397        $12,094       $13,495
    Jun-92            $13,417        $12,780       $13,315       $14,182        $12,328       $13,454
    Jul-92            $13,868        $13,210       $13,712       $14,762        $12,510       $13,922
    Aug-92            $13,664        $13,015       $13,582       $14,460        $12,830       $13,800
    Sep-92            $13,910        $13,249       $13,753       $14,630        $12,944       $13,973
    Oct-92            $14,115        $13,445       $13,754       $14,681        $13,120       $13,917
    Nov-92            $14,569        $13,877       $14,094       $15,182        $12,919       $14,196
    Dec-92            $14,690        $13,992       $14,355       $15,369        $12,908       $14,399
    Jan-93            $14,798        $14,095       $14,548       $15,498        $13,130       $14,597
    Feb-93            $14,776        $14,075       $14,644       $15,709        $13,416       $14,837
    Mar-93            $15,288        $14,562       $14,920       $16,040        $13,694       $15,045
    Apr-93            $15,091        $14,375       $14,736       $15,652        $13,741       $14,873
    May-93            $15,331        $14,603       $14,978       $16,071        $13,846       $15,109
    Jun-93            $15,326        $14,598       $15,146       $16,118        $13,839       $15,273
    Jul-93            $15,206        $14,484       $15,170       $16,054        $14,153       $15,275
    Aug-93            $15,688        $14,943       $15,628       $16,662        $14,244       $15,763
    Sep-93            $15,677        $14,933       $15,681       $16,534        $14,571       $15,712
    Oct-93            $15,809        $15,059       $15,822       $16,876        $14,622       $15,933
    Nov-93            $15,644        $14,901       $15,591       $16,716        $14,682       $15,767
    Dec-93            $15,935        $15,178       $15,867       $16,918        $14,508       $15,909
    Jan-94            $16,282        $15,509       $16,253       $17,494        $14,571       $16,329
    Feb-94            $15,958        $15,200       $15,934       $17,020        $14,791       $15,922
    Mar-94            $15,350        $14,621       $15,348       $16,277        $14,469       $15,349
    Apr-94            $15,440        $14,707       $15,377       $16,486        $14,114       $15,416
    May-94            $15,643        $14,899       $15,449       $16,756        $13,997       $15,556
    Jun-94            $15,282        $14,556       $15,167       $16,346        $13,971       $15,312
    Jul-94            $15,702        $14,957       $15,509       $16,882        $13,937       $15,736
    Aug-94            $16,020        $15,259       $15,906       $17,574        $14,216       $16,126
    Sep-94            $15,590        $14,849       $15,618       $17,149        $14,222       $15,794
    Oct-94            $15,818        $15,067       $15,711       $17,546        $14,007       $16,007
    Nov-94            $15,430        $14,697       $15,324       $16,902        $13,991       $15,540
    Dec-94            $15,607        $14,866       $15,453       $17,151        $13,741       $15,718
    Jan-95            $15,804        $15,053       $15,644       $17,595        $13,832       $16,083
    Feb-95            $16,300        $15,526       $16,115       $18,280        $14,097       $16,608
    Mar-95            $16,602        $15,813       $16,391       $18,819        $14,424       $16,946
    Apr-95            $16,811        $16,012       $16,691       $19,372        $14,521       $17,340
    May-95            $17,450        $16,621       $17,228       $20,145        $14,724       $18,046
    Jun-95            $17,624        $16,787       $17,550       $20,613        $15,341       $18,355
    Jul-95            $17,847        $16,999       $17,954       $21,295        $15,464       $18,691
    Aug-95            $17,835        $16,988       $18,109       $21,348        $15,404       $18,814
    Sep-95            $18,233        $17,367       $18,512       $22,249        $15,601       $19,367
    Oct-95            $18,256        $17,389       $18,468       $22,169        $15,760       $19,439
    Nov-95            $18,892        $17,995       $19,033       $23,140        $15,991       $20,079
    Dec-95            $19,144        $18,235       $19,292       $23,586        $16,255       $20,429

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results.
The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge"
are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

 Landmark Balanced Fund
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES December 31, 1995

ASSETS:
Investment in Balanced Portfolio, at value (Note 1A)....................   $246,329,696
Receivable for shares of beneficial interest sold.......................         49,308
                                                                           ------------
    Total assets........................................................    246,379,004
                                                                           ------------
LIABILITIES:
Payable for shares of beneficial interest repurchased...................        280,004
Payable to affiliates--Shareholder servicing agents' fees (Note 2B).....         52,073
Accrued expenses and other liabilities..................................         45,322
                                                                           ------------
    Total liabilities...................................................        377,399
                                                                           ------------
NET ASSETS for 15,661,914 shares of beneficial interest outstanding.....   $246,001,605
                                                                           ============
NET ASSETS CONSIST OF:
Paid-in capital.........................................................    216,096,522
Unrealized appreciation of investments..................................     29,856,833
Accumulated net realized gain...........................................         48,250
                                                                           ------------
    Total...............................................................   $246,001,605
                                                                           ============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST...         $15.71
                                                                                 ======
COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 4.75% sales charge
  ($15.71 / 0.9525).....................................................         $16.49
                                                                                 ======

See notes to financial statements

 Landmark Balanced Fund
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 1995

INVESTMENT INCOME (Note 1B):
Interest Income from Balanced Portfolio....................................   $7,300,744
Dividend Income from Balanced Portfolio....................................    2,671,429
Other Income Foreign Tax reclaim...........................................       18,837
Allocated Expenses from Balanced Portfolio.................................   (1,244,574)           $8,746,436
                                                                              ----------
EXPENSES:
Shareholder Servicing Agents' fees (Note 2B)...............................      944,624
Administrative fees (Note 2A)..............................................      354,234
Distribution fees (Note 3).................................................      118,077
Expense fees (Note 6)......................................................      103,747
                                                                              ----------
    Total expenses.........................................................    1,520,682
Less aggregate amount waived by Shareholder
  Servicing Agents (Note 2B)...............................................     (354,234)
                                                                              ----------
     Net expenses..........................................................                          1,166,448
                                                                                                   -----------
     Net investment income.................................................                          7,579,988

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM BALANCED PORTFOLIO:
Net realized gain (loss)...................................................                         12,126,490
Net change in unrealized appreciation (depreciation).......................                         28,313,715
                                                                                                   -----------
     Net realized and unrealized gain (loss) from Balanced Portfolio.......                         40,440,205
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................                        $48,020,193
                                                                                                   ===========

See notes to financial statements

 Landmark Balanced Fund
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED               YEAR ENDED
                                                                   DECEMBER 31, 1995        DECEMBER 31, 1994
                                                                   -----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income........................................      $   7,579,988           $   6,897,273
Net realized gain (loss).....................................         12,126,490              (6,869,492)
Net change in unrealized appreciation (depreciation).........         28,313,715              (5,321,496)
                                                                    ------------            ------------
  Net increase (decrease) in net assets resulting from
    operations ..............................................         48,020,193              (5,293,715)
                                                                    ============            ============
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income........................................         (7,683,860)             (6,810,013)
Net realized gain............................................         (5,178,062)               (527,276)
                                                                    ------------            ------------
  Decrease in net assets from distributions to shareholders..        (12,861,922)             (7,337,289)
                                                                    ------------            ------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 5):
Net proceeds from sale of shares.............................          4,172,040               9,407,740
Net asset value of shares issued to shareholders
  from reinvestment of distributions.........................         12,859,063               7,330,858
Cost of shares repurchased...................................        (33,496,565)            (42,014,602)
                                                                    ------------            ------------
  Net decrease in net assets from
    transactions in shares of beneficial interest............        (16,465,462)            (25,276,004)
                                                                    ------------            ------------
NET INCREASE (DECREASE) IN NET ASSETS........................         18,692,809             (37,907,008)

NET ASSETS:
Beginning of period..........................................        227,308,796             265,215,804
                                                                    ------------            ------------
End of period (including undistributed net investment
  income of -0- and $202,535, respectively)..................       $246,001,605            $227,308,796
                                                                    ============            ============

See notes to financial statements

 Landmark Balanced Fund
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                             1995          1994++         1993++        1992++         1991++
                                             ----          ----           ----          ----           ----
Net Asset Value, beginning of period...     $ 13.52       $ 14.24        $ 13.54        $ 12.93       $ 10.27
                                            -------       -------        -------        -------       -------
Income From Operations:
Net investment income..................       0.486         0.399          0.336**        0.266         0.336
Net realized and unrealized gain (loss)       2.540        (0.695)         0.803**        0.600         2.665
                                            -------       -------        -------        -------       -------
     Total from operations.............       3.026        (0.296)         1.139          0.866         3.001
                                            -------       -------        -------        -------       -------
Less Distributions From:
  Net investment income................      (0.495)       (0.394)        (0.319)        (0.256)       (0.341)
  Net realized gain....................      (0.341)       (0.030)        (0.120)            --            --
                                            -------       -------        -------        -------       -------
      Total from distributions.........      (0.836)       (0.424)        (0.439)        (0.256)       (0.341)
                                            -------       -------        -------        -------       -------
Net Asset Value, end of period.........     $ 15.71       $ 13.52        $ 14.24        $ 13.54       $ 12.93
                                            =======       =======        =======        =======       =======
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)  $246,002      $227,309       $265,216        $15,296       $10,239
Ratio of expenses to average net assets       1.02%(A)      1.02%(A)       1.04%          1.40%         1.40%
Ratio of net investment income to average
  net assets...........................       3.21%         2.82%          2.46%          2.07%         2.88%
Portfolio turnover (B).................        --             29%           101%           102%          117%
Total return...........................      22.66%       (2.06)%          8.48%          6.82%        29.61%

   Note: If Agents of the Fund for the periods indicated had not voluntarily waived a portion of their fees and had expenses been limited to that required by certain state securities laws, the net investment income per share and the ratios would have been as follows:
Net investment income per share........      $0.463        $0.378         $0.310**       $0.148        $0.211
Ratios:
Expenses to average net assets.........       1.17%(A)      1.17%(A)       1.23%          2.32%         2.47%
Net investment income to
  average net assets...................       3.06%         2.67%          2.27%          1.15%         1.81%

**  The per share amounts were computed using a monthly average number of shares outstanding during the year.
(A) Includes the Fund's share of Balanced Portfolio allocated expenses for the period May 1, 1994 to December
    31, 1994 and for the period indicated.
(B) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
++  On May 1, 1994 the Fund began investing all of its investable assets in Balanced Portfolio.

See notes to financial statements

 Landmark Balanced Fund
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
The Landmark Balanced Fund (the "Fund") is a separate diversified series of Landmark Funds I (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in Balanced Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent.

The Trust seeks to achieve the Fund's investment objectives of earning high current income, preservation of capital and providing growth potential with reduced risk by investing all of its investable assets in the Portfolio, an open-end, diversified management investment company having the same investment objectives and policies and substantially the same investment restrictions as the Fund. The value of such investment reflects the Fund's proportionate interest (97.9% at December 31, 1995) in the net assets of the Portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires magement to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

A. INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INVESTMENT INCOME -- The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

E. DISTRIBUTIONS -- Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended December 31, 1995, the Fund reclassed $4,351 to paid-in capital, $103,014 to accumulated net gain on investment and $98,663 from undistributed net investment income.

F. OTHER -- All the net investment income, realized and unrealized gain and loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

(2) ADMINISTRATIVE SERVICES PLAN
The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust, on behalf of the Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Trust Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund and the Portfolio, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, may not exceed an annual rate of 0.20% of the Fund's average daily net assets and 0.05% of the Portfolio's average daily net assets. For the year ended December 31, 1995, under the Administrative Services Plan the Administrator received fees computed at an annual rate of 0.15% of the Fund's average daily net assets which amounted to $354,234. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS' FEES -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.40% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents' fees amounted to $944,624, of which $354,234 was voluntarily waived for the year ended December 31, 1995.

(3) DISTRIBUTION FEES
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with sales of shares of the Fund, at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fee has been made during the period. Under the Administrative Services Plan distribution fees were computed at an annual rate of 0.05% of the Fund's average daily net assets, which amounted to $118,077 for the year ended December 31, 1995.

(4) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1995 aggregated $4,270,819 and $34,894,729, respectively.

(5) SHARES OF BENEFICIAL INTEREST
the Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                           Year Ended     Year Ended
                                          December 31,   December 31,
                                             1995           1994
                                          -----------    -----------
Shares sold..........................       278,541        671,065
Shares issued to shareholders from
  reinvestment of distribution.......       843,462        539,598
Shares repurchased....................   (2,270,911)    (3,026,611)
                                         ----------     ----------
Net decrease..........................   (1,148,908)    (1,815,948)
                                         ==========     ==========

(6) EXPENSE FEES
LFBDS has entered into an expense agreement with the Fund. LFBDS has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Fund, other than fees paid under the Administrative Services Agreement, Distribution Agreement, and the Shareholder Servicing Agreements. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Fund has agreed to pay LFBDS an expense fee on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate expenses of the Fund including expenses allocated from the Portfolio would, on an annual basis, exceed an agreed upon rate, currently 1.02% of average daily net assets.


 Landmark Balanced Fund
--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE SHAREHOLDERS OF LANDMARK FUNDS I (THE TRUST): LANDMARK BALANCED FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Landmark Balanced Fund (the "Fund"), a series of Landmark Funds I, at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Boston, Massachusetts
February 7, 1996

 Balanced Portfolio
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS  December 31, 1995

ISSUER                            SHARES            VALUE
----------------------------------------------------------
__________________________________________________________
 COMMON STOCKS--50.6%
__________________________________________________________
COMMERCIAL SERVICES - 1.3%
Sysco Corp...............        100,000      $  3,250,000
                                              ------------
COMMODITIES - 3.2%
Air Products & Chemicals Inc.     45,000         2,373,750
EI Dupont De Nemours & Co. Inc.   36,600         2,557,425
Monsanto Co..............         12,500         1,531,250
Temple Inland Inc........         35,800         1,579,675
                                              ------------
                                                 8,042,100
                                              ------------
CONSUMER DURABLES - 1.8%
Eastman Kodak Co.........         44,000         2,948,000
General Motors Corp......         33,500         1,771,312
                                              ------------
                                                 4,719,312
                                              ------------
CONSUMER NON-DURABLES - 4.7%
Colgate-Palmolive Co.....         34,500         2,423,625
Kimberly Clark Corp......         31,590         2,614,073
PepsiCo Inc..............         62,500         3,492,187
Philip Morris Comp Cos Inc.       36,000         3,258,000
                                              ------------
                                                11,787,885
                                              ------------
CONSUMER SERVICES - 3.3%
Capital Cities/ABC Inc...         16,000         1,974,000
Carnival Corp............         96,500         2,352,188
McDonald's Corp..........         86,000         3,880,750
                                              ------------
                                                 8,206,938
                                              ------------
ELECTRONICS/TECHNOLOGICAL SERVICES - 6.7%
American Express.........         75,000         4,162,500
Cisco Systems, Inc.......         30,000         2,238,750
Computer Associates Intl. Inc.    46,650         2,653,219
DSC Communications.......         48,000         1,770,000
General Motors Corp. Class "E"    55,000         2,860,000
Intel Corp...............          9,600           544,800
LSI Logic Corp...........         28,400           930,100
Silicon Graphics Inc.*...         57,000         1,567,500
                                              ------------
                                                16,726,869
                                              ------------
ENERGY/MINERALS - 6.2%
Amoco Corp...............         44,600       $ 3,205,625
Exxon Corp...............         42,600         3,413,325
Kerr-McGee Corp..........         54,100         3,435,350
Mobil Corp...............         19,300         2,161,600
Royal Dutch Petroleum Co.
  ADRs...................         25,300         3,570,462
                                              ------------
                                                15,786,362
                                              ------------
FINANCE - 5.0%
American International Group Inc. 31,100         2,876,750
BankAmerica Corp.........         40,000         2,590,000
Federal National Mortgage
  Association............         27,000         3,351,375
State Street Boston Corp.         44,300         1,993,500
USF & G Corp.............        104,700         1,766,812
                                              ------------
                                                12,578,437
                                              ------------
HEALTH SERVICES/TECHNOLOGY - 3.8%
Community Health Systems.         35,500         1,264,688
Johnson & Johnson........         49,000         4,195,625
Pfizer Inc...............         64,000         4,032,000
                                              ------------
                                                 9,492,313
                                              ------------
INDUSTRIAL SERVICES - 2.3%
Fluor Corp...............         45,000         2,970,000
WMX Technologies Inc.....         91,800         2,742,525
                                              ------------
                                                 5,712,525
                                              ------------
PRODUCER MANUFACTURING - 4.7%
Danaher Corp.............         54,500         1,730,375
Emerson Electric Co......         35,000         2,861,250
General Electric Co......         48,700         3,506,400
Xerox Corp...............         26,500         3,630,499
                                              ------------
                                                11,728,524
                                              ------------
RETAIL TRADE - 2.1%
Limited Inc..............         65,000         1,129,375
Nine West Group Inc......         31,700         1,188,750
Toys "R" Us Inc.*........         80,000         1,740,000
Wal-Mart Stores Inc......         58,000         1,297,750
                                              ------------
                                                 5,355,875
                                              ------------
TRANSPORTATION - 1.0%
Norfolk Southern Co......         33,000         2,619,375
                                              ------------
UTILITIES - 4.5%
FPL Group Inc............         73,000         3,385,375
GTE Corp.................         82,000         3,608,000
Pacificorp...............        115,000         2,443,750
Texas Utilities..........         43,100         1,772,488
                                              ------------
                                                11,209,613
                                              ------------

TOTAL COMMON STOCKS
  (Identified Cost $99,038,313)                127,216,128
                                              ------------
__________________________________________________________
 FIXED INCOME--45.4%
__________________________________________________________
                               PRINCIPAL
                                AMOUNT
                                -------
ASSET BACKED - 1.2%
First USA Credit Card (+)
 6.14%, due 10/15/01.....     $3,000,000       $ 2,999,037
GMAC 1992 E Grantor Trust
 4.75%, due 8/15/97......        141,533           140,913
                                              ------------
                                                 3,139,950
                                              ------------

MORTGAGE OBLIGATIONS - 13.6%
COLLATERALIZED MORTGAGE OBLIGATIONS - 5.7%
Asset Securitization Corp. Series 95
 7.384%, due 8/13/29.....      2,500,000         2,606,250
Federal Home Loan Mortgage
 Association
 6.00%, due 12/15/08.....      3,348,331         3,149,524
Lehman Brothers Mortgage Trust
 Series 95
 7.144%, due 9/25/25.....      4,988,638         5,188,184
Nomura Asset Securities Corp.
 8.15%, due 3/04/20......      3,000,000         3,323,438
                                              ------------
                                                14,267,396
                                              ------------

                                 PRINCIPAL
ISSUER                            AMOUNT            VALUE
----------------------------------------------------------

MORTGAGE BACKED SECURITIES - 3.5%
Federal Home Loan Mortgage Corp.
 8.50%, due 6/01/01......      $  34,570         $  35,835
 9.50%, due 2/01/01......         19,307            20,213
Federal National Mortgage
 Association
 6.00%, due 9/01/00......      2,679,933         2,684,120
 9.00%, due 11/01/01.....         27,318            28,761
Federal Home
 Mortgage Corp. (TBA)
 6.50%, due 1/01/11......      6,000,000         6,031,860
                                              ------------
                                                 8,800,789
                                              ------------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION - 4.4%
 8.25%, due 7/15/05......        837,040           869,995
 6.50%, due 10/20/25.....      2,931,619         2,986,587
 6.00%, due 1/15/26......      3,000,000         3,028,590
 7.50%, due 1/15/26 (TBA)      4,000,000         4,115,000
                                              ------------
                                                11,000,172
                                              ------------
TOTAL MORTGAGE OBLIGATIONS                      34,068,357
                                              ------------

DOMESTIC CORPORATE BONDS - 1.9%
K-Mart
 12.50%, due 3/01/05.....      2,100,000         1,835,085
US West Capital Funding Inc.
 6.31%, due 11/01/05.....      3,000,000         3,050,685
                                              ------------
                                                 4,885,770
                                              ------------

UNITED STATES
 GOVERNMENT OBLIGATIONS - 28.7%

UNITED STATES TREASURY BONDS - 7.9%
 6.50%, due 8/15/05......     10,000,000        10,653,100
 7.625%, due 2/15/25.....      7,500,000         9,171,075
                                              ------------
                                                19,824,175
                                              ------------
UNITED STATES TREASURY NOTES - 20.8%
 7.375%, due 11/15/97....    $ 3,600,000         3,736,117
 6.75%, due 4/30/00......      3,000,000         3,157,020
 6.125%, due 7/31/00.....     13,500,000        13,896,495
 6.25%, due 8/31/00......      8,000,000         8,276,240
 5.625%, due 11/30/00....      5,000,000         5,045,300
 6.50%, due 5/15/05......     17,000,000        18,086,470
                                              ------------
                                                52,197,642
                                              ------------

TOTAL UNITED STATES
 GOVERNMENT OBLIGATIONS..                       72,021,817
                                              ------------
TOTAL FIXED INCOME
 (Identified Cost $112,131,083)                114,115,894
                                              ------------

__________________________________________________________
 SHORT-TERM OBLIGATIONS--8.6%
__________________________________________________________
Dresdner Repurchase Agreement
 5.93%, due 1/02/96, proceeds at
 maturity $7,005,613
 (secured by $7,164,116
 U.S. Treasury Bond 11.25%,
 due 2/15/15)............     $ 7,001,000     $  7,001,000

United States Treasury Bill
 5.20%, due 6/13/96......      15,000,000       14,663,850
                                              ------------
TOTAL SHORT-TERM OBLIGATIONS,
 (Identified Cost $21,647,156)                  21,664,850

TOTAL INVESTMENTS........   104.6%             262,996,872
 (Identified Cost $232,816,552)

OTHER ASSETS
  LESS LIABILITIES.......    (4.6)             (11,478,106)
                            -----             ------------
NET ASSETS...............   100.0%            $251,518,766
                            =====             ============

 *Non-income producing

**TBA's are mortgage-backed securities traded under delayed delivery commitments, settling after December 31, 1995. Although the unit price for the trade has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2% from the principal amount. Income on TBA's is not earned until settlement date.

 +Floating rate note.

See notes to financial statements

 Balanced Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES  December 31, 1995

ASSETS:
Investments at value (Note 1A) (Identified Cost, $232,816,552)......................              $262,996,872
Cash................................................................................                       802
Dividends and interest receivable...................................................                 1,751,953
                                                                                                  ------------
    Total assets....................................................................               264,749,627
                                                                                                  ------------
LIABILITIES:
Payable for investments purchased...................................................                13,113,125
Payable to affiliates--Investment advisory fees (Note 2)............................                    85,131
Accrued expenses and other liabilities..............................................                    32,605
                                                                                                  ------------
    Total liabilities...............................................................                13,230,861
                                                                                                  ------------
NET ASSETS..........................................................................              $251,518,766
                                                                                                  ============
REPRESENTED BY:
Paid-in capital for beneficial interests............................................              $251,518,766
                                                                                                  ============

See notes to financial statements


 Balanced Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Year Ended December 31, 1995

INVESTMENT INCOME:
Interest...............................................................      $ 7,377,539
Dividends..............................................................        2,700,016
                                                                             -----------
  Total Income.........................................................                           $ 10,077,555
EXPENSES:
Investment advisory fees (Note 2)......................................          956,408
Administrative fees (Note 3)...........................................          119,551
Expense fees (Note 6)..................................................          182,028
                                                                             -----------
  Total expenses.......................................................                              1,257,987
                                                                                                   -----------
  Net investment income................................................                              8,819,568
                                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from investment transactions..................                             12,205,642
Unrealized appreciation (depreciation) of investments--
 Beginning of period...................................................        1,535,684
 End of period.........................................................       30,180,320
                                                                             -----------
 Net change in unrealized appreciation (depreciation) of investments...                             28,644,636
                                                                                                   -----------
 Net realized and unrealized gain (loss) on investments................                             40,850,278
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................                            $49,669,846
                                                                                                   ===========

See notes to financial statements

 Balanced Portfolio
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                                               MAY 1, 1994
                                                                                              (COMMENCEMENT
                                                                         YEAR ENDED         OF OPERATIONS) TO
                                                                      DECEMBER 31, 1995     DECEMBER 31, 1994
                                                                      -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income...............................................    $  8,819,568          $  5,659,198
Net realized gain (loss) from investment transactions...............      12,205,642            (6,675,580)
Net change in unrealized appreciation (depreciation) of investments.      28,644,636             4,422,530
                                                                        ------------          ------------
    Net increase in net assets resulting from operations............      49,669,846             3,406,148
                                                                        ------------          ------------

CAPITAL TRANSACTIONS:
Proceeds from contributions.........................................       8,144,524           251,032,858
Value of withdrawals................................................     (35,243,567)          (25,491,043)
                                                                        ------------          ------------
    Net increase (decrease) in net assets from capital transactions.     (27,099,043)          225,541,815
                                                                        ------------          ------------

NET INCREASE IN NET ASSETS..........................................      22,570,803           228,947,963
NET ASSETS:
Beginning of period.................................................     228,947,963                    --
                                                                        ------------          ------------
End of period.......................................................    $251,518,766          $228,947,963
                                                                        ============          ============

See notes to financial statements


 Balanced Portfolio
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                                                                                MAY 1, 1994
                                                                                               (COMMENCEMENT
                                                                           YEAR ENDED        OF OPERATIONS) TO
                                                                        DECEMBER 31, 1995    DECEMBER 31, 1994
                                                                        -----------------    -----------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000's omitted)...........................        $251,519              $228,948
Ratio of expenses to average net assets.............................           0.53%                 0.51%*
Ratio of net investment income to average net assets................           3.69%                 3.53%*
Portfolio turnover..................................................            210%                  105%

* Annualized

See notes to financial statements

 Balanced Portfolio
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Balanced Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator.

The preparation of financial statements in accordence with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differfrom those estimates.

The significant accounting policies consistently followed by the Portfolio are in conformity with generally accepted accounting principles and are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted securities or listed securities for which last sales prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in sixty days or less), are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Gain and loss from principal paydowns are recorded as interest income. Dividend income is recorded on the ex-dividend date.

C. U.S. FEDERAL TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary.

D. EXPENSES -- The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

E. REPURCHASE AGREEMENTS -- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

F. TBA PURCHASE COMMITMENTS -- The Portfolio enters into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The Portfolio holds, and maintains until the settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under Note 1A.

Although the Portfolio will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a commitment prior to settlement if the Portfolio's Adviser deems it appropriate to do so.

G. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

(2) INVESTMENT ADVISORY FEES
The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $956,408 for the year ended December 31, 1995. The investment advisory fees are computed at the annual rate of 0.40% of the Portfolio's average daily net assets.

(3) ADMINISTRATIVE FEES
Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, is computed at an annual rate of 0.05% of the Portfolio's average daily net assets. The administrative fees amounted to $119,551 for the year ended December 31, 1995. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from SFG as from time to time is agreed to by SFG and Citibank. The Portfolio pays no compensation directly to any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers or directors of the Administrator or its affiliates.

(4) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of investments, other than short-term obligations, aggregated $477,966,488 and $479,120,404, respectively, for the year ended December 31, 1995. Purchases and sales of U.S. Government securities aggregated to $220,444,584 and $194,692,103, respectively.

(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1995, as computed on a federal income tax basis, are as follows:

Aggregate cost......................   $232,816,552
                                       ============
Gross unrealized appreciation.......   $ 33,453,208
Gross unrealized depreciation.......     (3,272,888)
                                       ------------
Net unrealized appreciation.........   $ 30,180,320
                                       ============

(6) EXPENSE FEES
SFG has entered into an expense agreement with the Portfolio. SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

The Portfolio has agreed to pay SFG an expense fee on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary expenses of the Portfolio would, on an annual basis, exceed an agreed upon rate, currently 0.55% of average daily net assets.

(7) LINE OF CREDIT
The Portfolio, along with the other Landmark Funds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the $15 million committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1995, the commitment fee allocated to the Portfolio was $1,642. Since the line of credit was established, there have been no borrowings.

 Balanced Portfolio
--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE INVESTORS OF THE PREMIUM PORTFOLIOS (THE TRUST), WITH RESPECT TO ITS SERIES, BALANCED PORTFOLIO:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Balanced Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1995 and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for our opinion.

     In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1995, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.


PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 7, 1996

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENTS

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
450 West 33rd Street, New York, NY 10001
(212) 564-3456 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citibank, N.A.
Citigold
P.O. Box 5130, New York, NY 10150-5130
Call Your Citigold Executive or, in NY or CT,
(800) 9285-1701, for all other states, (800) 285-1707

FOR PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Registered Representative or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 736-8170 in New York City